Intangible Assets	12 Months Ended
Dec. 31, 2013
Intangible Assets
Intangible Assets

(6)                     Intangible Assets

Core Deposit Intangible Asset

A summary of core deposit intangible assets at December 31, 2013 and 2012 is as follows:

	2013			2012
	Gross			Gross
	Carrying	Accumulated	Net	Carrying	Accumulated	Net
(in thousands)	Amount	Amortization	Amount	Amount	Amortization	Amount
Core deposit intangible	$4,795	$(4,795)	$—	$4,795	$(4,660)	$135

Changes in the net carrying amount of core deposit intangible assets for the years ended December 31, 2013, 2012, and 2011 is as follows:

(in thousands)	2013	2012	2011
Balance at beginning of year	$135	$543	$978
Additions	0	0	0
Amortization	(135)	(408)	(435)
Balance at end of year	$0	$135	$543

Mortgage Servicing Rights

On January 1, 2012, the Company opted to measure mortgage servicing rights at fair value as permitted by Accounting Standards Codification (ASC) Topic 860-50, Accounting for Servicing Financial Assets. The election of this option resulted in the recognition of a cumulative effect of change in accounting principle of $459,890, which was recorded as an increase to beginning retained earnings. As such, effective January 1, 2012, changes in the fair value of mortgage servicing rights have been recognized in earnings in non-interest income in the period in which the change occurred.

At December 31, 2013 and 2012, respectively, the Company serviced mortgage loans for others totaling $322.5 million and $310.6 million, respectively. Mortgage loan servicing fees, reported as non-interest income, earned on loans sold were $901,000, $878,000, and $863,000, for the years ended December 31, 2013, 2012, and 2011, respectively.

The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2013, 2012, and 2011.

(in thousands)	2013	2012	2011
Balance at beginning of year	$2,549	$2,308	$2,356
Re-measurement to fair value upon election to measure servicing rights at fair value	0	742	0
Originated mortgage servicing rights	512	830	760
Changes in fair value:
Due to change in model inputs and assumptions (1)	723	241	0
Other changes in fair value (2)	(748)	(1,572)	0
Amortization	0	0	(808)
Balance at end of year	$3,036	$2,549	$2,308

(1)         The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.

(2)         Other changes in fair value reflect changes due to customer payments and passage of time. This also includes a one time adjustment of a $538,000 correction of an immaterial prior period error due to changing from the straight-line amortization method to an accelerated amortization method of accounting for amortizing MSRs in prior years. If the aforementioned was corrected as of December 31, 2011, the balance at the beginning of the period would have been $1.8 million.

The following key data and assumptions were used in estimating the fair value of the Company’s mortgage servicing rights as of the years ended December 31, 2013 and 2012:

	2013	2012
Weighted-Average Constant Prepayment Rate	9.48%	18.60%
Weighted-Average Note Rate	4.01%	4.22%
Weighted-Average Discount Rate	9.06%	7.99%
Weighted-Average Expected Life (in years)	6.10	3.90